UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               November 17, 2011
                            ------------------------
                                 Date of Report
                       (Date of earliest event reported)


                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
            -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                          Commission File No. 0-29832

                      British Columbia, Canada 75-2712845
              ---------------------------- ----------------------
                 (State or other jurisdiction (I.R.S. Employer
                     of incorporation) Identification No.)


                       1301 Avenue M, Cisco, Texas 76437
           ------------------------------------------- -------------
               (Address of principal executive office) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (254) 442-2638

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR (240.13e-4(c))

     On November 21, 2011, Australian-Canadian Royalties, Ltd. (the "Company") issued a press release entitled "ACOR Signs Binding Agreement to Acquire Surat Basin Assets Onshore Australia and Announces Financing," a copy of which is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

     On November 17, 2011, Australian-Canadian Oil Royalties, Ltd. signed: (i) a Share Exchange Agreement (the "SEA") with 1629518 Alberta Ltd., a corporation incorporated under the laws of the Province of Alberta, Canada and its individual securityholders, and (ii) a Purchase and Sale Agreement (the "PSA") (solely for the purpose of the issuance of the Company's shares in consideration of the Purchase Price) with Brisbane Petroleum Ltd. ACN 009 065 043, an Australian company, Delbaere Associates Pty. Limited ACN 003 197 939, an Australian company, and Chelsea Oil Australia Pty, Ltd., an Australian company wholly owned by Australian-Canadian Oil Royalties, Ltd.



     There were no material relationships between the Company and its affiliates and any of the parties to the PSA and SEA, other than in respect of the material definitive agreements.

     A description of the terms and conditions of the SEA, which is attached hereto as Exhibit 10.1, is set forth in press release furnished as Exhibit 99.1.

     A description of the terms and conditions of the PSA, which is attached hereto as Exhibit 10.2 is set forth in the press release furnished as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses acquired - None

     (b) Pro forma Financial Information - None

     (d) Exhibits

10.1 Share Exchange Agreement dated November 17, 2011 by and among the Registrant, 1629518 Alberta Ltd. and its Securityholders.

10.2 Purchase and Sale Agreement dated November 17, 2011 by and among the Registrant (for the sole purpose of the issuance of the consideration shares); Brisbane Petroleum Ltd., Delbaere Associates Pty, Limited (collectively, the "Vendor") and Chelsea Oil Australia Pty. Ltd. (the "Purchaser").

99.1 Press Release dated November 21, 2011 of the Registrant - "ACOR Signs Binding Agreement to Acquire Surat Basin Assets Onshore Australia and Announces Financing."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.


Date:  November 23, 2011                By: /s/
                                            ------------------------------
                                          Andre Sakhai, President